                                                                      Exhibit 21

              TENNECO AUTOMOTIVE INC. SUBSIDIARIES AND AFFILIATES

TENNECO AUTOMOTIVE INC. (DELAWARE)
   Tenneco Automotive Operating Company Inc. ......................................... 100   %
      Beijing Monroe Automobile Shock Absorber Company Ltd. (Peoples
         Republic of China) ..........................................................  51
         (Tenneco Automotive Inc. owns 51%; and Beijing Automotive Industry
         Corporation, an unaffiliated company, owns 49%)
      Dalian Walker-Gillet Muffler Co. Ltd. (Peoples Republic of China) ..............  55
         (Tenneco Automotive Inc. owns 55%; and non-affiliates own 45%)
      McPherson Strut Company Inc. (Delaware) ........................................ 100
      Precision Modular Assembly Corp. (Delaware) .................................... 100
      Shanghai Walker Exhaust Company, Ltd. (Peoples Republic of China) ..............  55
         (Tenneco Automotive Inc. owns 55%; and Shanghai Tractor and Internal
         Combustion Engine Company, Ltd., an unaffiliated company, owns 45%)
      Tenneco Asheville Inc. (Delaware) .............................................. 100
      Tenneco Asia Inc. (Delaware) ................................................... 100
      Tenneco Automotive Foreign Sales Corporation Limited (Jamaica) ................. 100
      Tenneco Automotive Japan Ltd. (Japan) .......................................... 100
      Tenneco Automotive Nederlands B.V. (Netherlands) ............................... 100
      Tenneco Automotive RSA Company (Delaware) ...................................... 100
      Tenneco Automotive Trading Company (Delaware) .................................. 100
      Tenneco Brake, Inc. (Delaware) ................................................. 100
      Tenneco Europe Limited (Delaware) .............................................. 100
         Wimetal S.A. (France) .......................................................  <1
            (Tenneco Europe Limited owns 1 share; Walker Limited owns 1 share;
            Walker France S.A. owns 99%; and each of David Zerhusen, Howard van Schoyck, Daniel Barth, Daniel Bellanger, Herman Weltens and
            Theo Bonneu, affiliated persons, owns 1 share)
      Tenneco International Finance Limited (United Kingdom) (1) ..................... 100
      Tenneco International Holding Corp. (Delaware) ................................. 100
         Monroe Australia Pty. Limited (Australia) ................................... 100
            Monroe Springs (Australia) Pty. Ltd. (Australia) ......................... 100
            Monroe Superannuation Pty. Ltd. (Australia) .............................. 100
            Walker Australia Pty. Limited (Australia) ................................ 100
         Tenneco Automotive Europe N.V. (Belgium) .................................... 100
            Monroe Amortisor Imalat Ve Ticaret A.S. (Turkey) .........................  99.85
               (Tenneco Automotive Europe N.V. owns 99.85%; and various
               unaffiliated individual stockholders own 0.15%)
            Monroe Packaging N.V. (Belgium) ..........................................  99.9
               (Tenneco Automotive Europe N.V. owns 99.9%; and Tenneco
               Automotive France S.A. owns 0.1%)
            Tenneco Automotive Europe Coordination Center N.V. (Belgium) .............  99.9
               (Tenneco Automotive Europe N.V. owns 99.9%; and Tenneco
               Automotive France S.A. owns 0.1%)

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
              TENNECO AUTOMOTIVE INC. SUBSIDIARIES AND AFFILIATES


SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
   SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
      SUBSIDIARIES OF TENNECO INTERNATIONAL HOLDING CORP. (DELAWARE)
         Tenneco Automotive Italia S.r.l. (Italy) ....................................  85   %
            (Tenneco International Holding Corp. owns 85%; and Tenneco
            Automotive France, S.A. owns 15%)
         Tenneco Automotive Polska Sp. z.O.O. (Poland) ...............................   1
            (Tenneco International Holding Corp. owns 1%; and Tenneco Global Holdings
            Inc. owns 99%)
         Tenneco Romania Srl (Romania) ...............................................   0.14
            (Tenneco International Holding Corp. owns 0.14%; and Tenneco Global
            Holdings Inc. owns 99.86%)
         Tenneco Automotive Sverige A.B. (Sweden) .................................... 100
         Tenneco Canada Inc. (Ontario) ............................................... 100
         Tenneco Global Holdings Inc. (Delaware) ..................................... 100
            Fric-Rot S.A.I.C. (Argentina) ............................................  55
               (Tenneco Global Holdings Inc. owns 55%; Maco Inversiones S.A.
               owns 44.85%; and unaffiliated parties own .15%)
            Maco Inversiones S.A. (Argentina) ........................................ 100
               Fric-Rot S.A.I.C. (Argentina) .........................................  44.85
                  (Maco Inversiones S.A. owns 44.85%; Tenneco Global Holdings
                  Inc. owns 55%; and unaffiliated parties own .15%)
            Monroe Springs (New Zealand) Pty. Ltd. (New Zealand) ..................... 100
            Monroe Czechia s.r.o. (Czech Republic) ................................... 100
            Tenneco Automotive Iberica, S.A. (Spain) ................................. 100
            Tenneco Automotive Polska Sp. z.O.O. (Poland).............................  99
               (Tenneco Global Holdings Inc. owns 99%; and Tenneco International
               Holding Corp. owns 1%)
            Tenneco Romania Srl (Romania) ............................................  99.86
               (Tenneco Global Holdings Inc. owns 99.86%; and Tenneco International
               Holding Corp. owns 0.14%)
            Tenneco Mauritius Limited (Mauritius) .................................... 100
               Hydraulics Limited (India) ............................................  51
                  (Tenneco Mauritius Limited owns 51% and Bangalore Union
                  Services Limited, an unaffiliated company, owns 49%)
                  Renowned Automotive Products Manufacturers Ltd. (India) ............  83
                  (Hydraulics Limited owns 83%; and non-affiliates own 17%)
               Tenneco Automotive India Private Limited (India) ...................... 100
                  Walker Exhaust India Private Limited (India) .......................<100
                     (Tenneco Automotive India Private Limited owns less than
                     100%; and an unaffiliated party owns the balance)
         Tenneco Holdings Danmark A/S (Denmark) ...................................... 100
            Gillet Exhaust Technologie (Proprietary) Limited (South Africa) .......... 100
            Gillet Lazne Belohrad, s.r.o. (Czech Republic) ........................... 100

(1) In dissolution.

              TENNECO AUTOMOTIVE INC. SUBSIDIARIES AND AFFILIATES


SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
   SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
      SUBSIDIARIES OF TENNECO INTERNATIONAL HOLDING CORP. (DELAWARE)
         SUBSIDIARIES OF TENNECO HOLDINGS DANMARK A/S (DENMARK)
            Kinetic Ltd. (Australia) ................................................. >99   %
               (Tenneco Holdings Danmark A/S owns 99%+; and unaffiliated
               entities own less than 1%)
            Tenneco Automotive Holdings South Africa Pty. Ltd. (South Africa) ........  51
               (Tenneco Holdings Danmark A/S owns 51%; and an unaffiliated party owns 49%)
               Armstrong Hydraulics South Africa (Pty.) Ltd. (South Africa) .......... 100
               Armstrong Properties (Pty.) Ltd. (South Africa) ....................... 100
               Monroe Manufacturing (Pty.) Ltd. (South Africa) ....................... 100
               Smiths Industrial (SWA) (Pty.) Ltd. (South Africa) .................... 100
            Tenneco Automotive Port Elizabeth (Proprietary) Limited
               (South Africa) ........................................................ 100
            Tenneco Automotive Portugal - Componentes para Automovel, S.A.
               (Portugal) ............................................................ 100
            Walker Danmark A/S (Denmark) ............................................. 100
         Tenneco Automotive France S.A. (France) ..................................... 100
            (Tenneco International Holding Corp. owns 470,371 shares; Daniel
            Bellanger owns 16 shares; Robert Bellanger owns 8 shares; and each of Walker Europe, Inc., Alain Bellanger, Theodore Bonneu, Roy
            Kolotylo and David Zerhusen owns 1 share)
            Gillet Tubes Technologies G.T.T. (France) ............................... 100
            Monroe Packaging N.V. (Belgium) ..........................................   0.1
               (Tenneco Automotive Europe N.V. owns 99.9%; and Tenneco
               Automotive France S.A. owns 0.1%)
            Tenneco Automotive Europe Coordination Center N.V. (Belgium) .............   0.1
               (Tenneco Automotive Europe N.V. owns 99.9%; and Tenneco
               Automotive France S.A. owns 0.1%)
            Tenneco Automotive Italia S.r.l. (Italy) .................................  15
               (Tenneco International Holding Corp. owns 85%; and Tenneco
               Automotive France S.A. owns 15%)
            Walker France Constructeurs S.A.R.L. (France) ............................ 100
            Wimetal S.A. (France) ....................................................  99
               (Tenneco Automotive France S.A. owns 99%; Tenneco Europe Limited owns 1 share, Walker Limited owns 1 share; and each of David Zerhusen,
               Howard van Schoyck, Daniel Barth, Daniel Bellanger, Herman Weltens
               and Theo Bonneu, affiliated persons, owns 1 share)
   The Pullman Company (Delaware) .................................................... 100
      Autopartes Walker S.A. de C.V. (Mexico) ........................................ 100
         Consorcio Terranova S.A. de C.V. (Mexico) ...................................  99.99
            (Autopartes Walker S.A. de C.V. owns 99.99%; and Josan
            Latinamericana S.A. de C.V., an unaffiliated company, owns 0.01%)

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
              TENNECO AUTOMOTIVE INC. SUBSIDIARIES AND AFFILIATES

SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
   SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
      SUBSIDIARIES OF THE PULLMAN COMPANY (DELAWARE)
         SUBSIDIARIES OF AUTOPARTES WALKER S.A. DE C.V. (MEXICO)
            Monroe-Mexico S.A. de C.V. (Mexico) ......................................  100   %
               Tenneco Automotive Servicios de Mexico, S.A. de C.V. (Mexico) .........    0.01
                  (Monroe-Mexico, S.A. de C.V. owns 1 share; and Proveedora
                   Walker S. de R.L. de C.V. owns 49,999 shares)
            Proveedora Walker S. de R.L. de C.V. (Mexico) ............................   99.99
               (Autopartes Walker S.A. de C.V. owns 99.99%; and Pullmex S. de
                R.L. de C.V. owns .01%)
               Pullmex S. de R.L. de C.V. (Mexico) ...................................    0.01
                  (Proveedora Walker S. de R.L. de C.V. owns 0.01% and
                   Autopartes Walker S.A. de C.V. owns 99.99%)
               Tenneco Automotive Servicios de Mexico, S.A. de C.V. (Mexico) .........   99.99
                  (Proveedora Walker S. de R.L. de C.V. owns 49,999 shares, and
                   Monroe-Mexico, S.A. de C.V. owns 1 share)
            Pullmex S. de R.L. de C.V. (Mexico) ......................................   99.99
               (Autopartes Walker S.A. de C.V. owns 99.9%; and Proveedora
                Walker S. de R.L. de C.V. owns 0.1%)
               Proveedora Walker S. de R.L. de C.V. (Mexico) .........................    0.01
                  (Pullmex S. de R.L. de C.V. owns 0.01%; and Autopartes
                   Walker S.A. de C.V. owns 99.99%)
         Clevite Industries Inc. (Delaware) ..........................................  100
         Peabody International Corporation (Delaware) ................................  100
            Barasset Corporation (Ohio) ..............................................  100
            Peabody Galion Corporation (Delaware) ....................................  100
            Peabody Gordon-Piatt, Inc. (Delaware) ....................................  100
            Peabody N.E., Inc. (Delaware) ............................................  100
            Peabody World Trade Corporation (Delaware) ...............................  100
            Peabody-Myers Corporation (Illinois) .....................................  100
            Pullman Canada Ltd. (Canada) .............................................   61
               (Peabody International Corporation owns 61%; and The Pullman
                Company owns 39%)
         Pullman Canada Ltd. (Canada) ................................................   39
            (The Pullman Company owns 39%, and Peabody International
             Corporation owns 61%)
         Pullman Standard Inc. (Delaware) ............................................  100
         Tenneco Brazil Ltda. (Brazil) ...............................................  100
            Tenneco Automotive Brasil Ltda. (Brazil) .................................  100
         Thompson and Stammers Dunmow (Number 6) Limited (United Kingdom) ............  100
         Thompson and Stammers Dunmow (Number 7) Limited (United Kingdom) ............  100
         TMC Texas Inc. (Delaware) ...................................................  100
         Walker Electronic Silencing Inc. (Delaware) .................................  100
         Walker Europe, Inc. (Delaware) ..............................................  100

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
              TENNECO AUTOMOTIVE INC. SUBSIDIARIES AND AFFILIATES

SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
   SUBSIDIARIES OF TENNECO AUTOMOTIVE OPERATING COMPANY INC. (DELAWARE)
      SUBSIDIARIES OF WALKER EUROPE, INC. (DELAWARE)
         Tenneco Automotive France S.A. (France) .....................................   <1   %
            (Tenneco International Holding Corp. owns 470,371 shares; Daniel
             Ballenger owns 16 shares; Robert Bellanger owns 8 shares; and each of Walker Europe, Inc., Alain Bellanger, Theodore Bonneu, Roy Kolotylo
             and David Zerhusen owns 1 share)
      Walker Limited (United Kingdom) ................................................  100
         Gillet Torsmaskiner UK Limited (United Kingdom) .............................   50
            (Walker Limited owns 100 A Ordinary Shares, 50% of total equity; and
             AB Torsmaskiner, an unaffiliated company, owns 100 B Ordinary Shares,
             50% of total equity)
            Exhaust Systems Technology Limited (United Kingdom) ......................   99.99
               (Gillet Torsmaskiner UK Limited owns 99.99%; and Heinrich
                Gillet GmbH & Co. owns .01%)
         Tenneco Automotive UK Limited (United Kingdom) ..............................  100
            Gillet Exhaust Manufacturing Limited (United Kingdom) ....................  100
            Gillet Pressings Cardiff Limited (United Kingdom) ........................  100
            Walker (UK) Limited (United Kingdom) .....................................  100
               J.W. Hartley (Motor Trade) Limited (United Kingdom) ...................  100
               Tenneco - Walker (U.K.) Ltd. (United Kingdom) .........................  100
         Tenneco Management (Europe) Limited (United Kingdom) ........................  100
         Wimetal S.A. (France) .......................................................   <1
            (Walker Limited owns 1 share; Tenneco Europe Limited owns 1 share;
             Tenneco Automotive France S.A. owns 99%; and each of David Zerhusen,
             Howard van Schoyck, Daniel Barth, Daniel Bellanger, Herman Weltens
             and Theo Bonneu, affiliated persons, owns 1 share)
      Walker Manufacturing Company (Delaware) ........................................  100
         Ced's Inc. (Illinois) .......................................................  100
      Walker Norge A/S (Norway) ......................................................  100
   Tenneco Deutschland Holdinggesellschaft mbH (Germany) .............................   99.97
      (Tenneco Inc. owns 99.97%; and Atlas Vermoegensverwaltung, an unaffiliated company, owns 0.03%)
      GILLET Unternehmesverwaltungs GmbH (Germany) ...................................  100
         Heinrich Gillet GmbH & Co. KG (Germany) .....................................    0.1
            (GILLET Unternehmesverwaltungs GmbH owns 0.1%; and Tenneco
             Deutschland Holdinggesellschaft mbH owns 99.9%. The subsidiaries of
             Heinrich Gillet GmbH & Co. KG are listed below.)
      Heinrich Gillet GmbH & Co. KG (Germany) ........................................   99.9
         (Tenneco Deutschland Holdinggesellschaft mbH owns 99.9% and
          GILLET Unternehmesverwaltungs GmbH owns 0.1%)
         ELGIRA Montagebetrieb fur Abgasanlagen Rastatt GmbH (Germany) ...............   50
            (Heinrich Gillet GmbH & Co. KG owns 50%; and an unaffiliated party owns 50%)

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              TENNECO AUTOMOTIVE INC. SUBSIDIARIES AND AFFILIATES

SUBSIDIARIES OF TENNECO AUTOMOTIVE INC. (DELAWARE)
   SUBSIDIARIES OF TENNECO DEUTSCHLAND HOLDINGGESELLSCHAFT MBH (GERMANY)
      SUBSIDIARIES OF HEINRICH GILLET GMBH & CO. KG (GERMANY)
         Exhaust Systems Technology Limited (United Kingdom) .........................    0.01%
            (Heinrich Gillet GmbH & Co. KG owns 0.01%; and Gillet Torsmaskiner
             UK Limited owns 99.99%)
         Gillet-Abgassysteme Zickau Gmbh (Germany) ...................................  100
            Elagest AB (Sweden) ......................................................   50
               (Gillet-Abgassysteme Zickau GmbH owns 50%; and an
                unaffiliated party owns 50%)
         Mastra-Gillet Industria e Comercio Ltda. (Brazil) ...........................   50
            (Heinrich Gillet GmbH & Co. KG owns 50%; and Mastra Industria e
             Comercio Ltda., an unaffiliated company, owns 50%)
         Montagewerk Abgastechnik Emden GmbH (Germany) ...............................   50
            (Heinrich Gillet GmbH & Co. KG owns 50%; and an unaffiliated party owns 50%)
      Tenneco Automotive Deutschland GmbH (Germany) ..................................  100
      WALKER GILLET (Europe) GmbH (Germany) ..........................................  100


                                       6